UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2022

Waldencast Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40207	98-1575727
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

10 Bank Street, Suite 560
White Plains, New York	10606
(Address of principal executive offices)	(Zip Code)

(917) 546-6828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	WALDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WALD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WALDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On April 18, 2022, Tassilo Festetics, Chief Financial and Technology Officer of Waldencast Acquisition Corp. (the “Company”) and the principal financial officer of the Company, notified the Company of his intention to resign from his current roles in order to allow him to dedicate more time to other interests. Mr. Festetics will continue to serve as the Company’s Chief Financial and Technology Officer and the principal financial officer through the closing of the Company’s initial business combination (the “Closing”) and for a transition period to his successor, which will be announced in due course.

Mr. Festetics’ decision to resign is not the result of any disagreement with the Company, the sponsor or their affiliates regarding their operations, policies, practices or otherwise.

On April 22, 2022, Hind Sebti was appointed as Chief Growth Officer of the Company, effective the Closing date. Ms. Sebti has served as the Company’s Chief Operating Officer since 2021 and will continue in this role in addition to serving as the Chief Growth Officer.

Biographical information for Ms. Sebti, required by Item 5.02(c) on Form 8-K, has previously been reported in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022 (the “Annual Report”).

Ms. Sebti’s employment arrangements and compensation are described in the Annual Report. At this time, there are no changes expected to her employment arrangements or compensation in connection with the change to her position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waldencast Acquisition Corp.

	By:	/s/ Michel Brousset
		Name:	Michel Brousset
		Title:	Chief Executive Officer
Date: April 22, 2022

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